SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

LTX Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

50 ROSEMONT ROAD

WESTWOOD, MASSACHUSETTS 02090

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 8, 2004

The Annual Meeting of Stockholders of LTX Corporation will be held at the offices of LTX Corporation at 50 Rosemont Road, Westwood, Massachusetts 02090 on December 8, 2004, beginning at 3:00 p.m. local time, for the following purposes:

1.	To elect two members of the Board of Directors to serve for three-year terms as Class III Directors.

2.	To consider and act upon a proposal to approve the LTX Corporation 2004 Stock Plan.

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on October 29, 2004 as the record date for the Annual Meeting. All holders of common stock of record at that time are entitled to vote at the meeting.

By Order of the Board

JOSEPH A. HEDAL, Clerk

November 5, 2004

Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to assure representation of your shares, unless you are voting by internet or telephone. No postage need be affixed if mailed in the United States.

LTX CORPORATION

PROXY STATEMENT

November 5, 2004

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LTX Corporation (“LTX” or the “Company”) of proxies for use at the Annual Meeting of Stockholders to be held on December 8, 2004, and any adjournments thereof (the “2004 Annual Meeting”). Shares as to which a proxy has been executed will be voted as specified in the proxy.

A majority of the votes entitled to be cast on a matter, represented at the meeting in person or by proxy, shall constitute a quorum for the transaction of business on any particular matter to be voted on at the Annual Meeting. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for such matter.

A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Brokers have the discretion to vote shares on routine matters such as the election of directors, but not on non-routine matters such as actions with respect to stock plans. Abstentions are included in the number of shares present or represented and voting on each matter. Broker “non-votes” are not so included. A proxy may be revoked at any time by notice in writing received by the Clerk of the Company before it is voted, by executing a proxy with a later date or by attending and voting at the 2004 Annual Meeting.

Solicitation of proxies by mail is expected to commence on November 5, 2004, and the cost thereof will be borne by the Company. The Company has engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in the solicitation of proxies and provide related informational support, for a service fee and reimbursement of customary out-of-pocket expenses that are not expected to exceed $9,000 in the aggregate. Copies of solicitation material will also be furnished to brokerage firms, fiduciaries and custodians to forward to their principals, and the Company will reimburse them for their reasonable expenses.

Any stockholder who owns shares of common stock of record may authorize the voting of its shares over the internet at http://www.eproxyvote.com/ltxx or by telephone by calling 1-877-779-8683, 24 hours a day, 7 days a week, and by following the instructions on the enclosed proxy card. Authorizations submitted over the internet or by telephone must be received by 11:59 p.m. EST on December 7, 2004.

VOTING SECURITIES

The Company’s only issued and outstanding class of voting securities is its common stock, par value $0.05 per share. Each stockholder of record on October 29, 2004 is entitled to one vote for each share registered in such stockholder’s name. As of that date, there were 61,164,205 shares of common stock issued and outstanding.

CERTAIN STOCKHOLDERS

The following table sets forth, as of October 15, 2004 (unless otherwise noted), the amount and percentage of outstanding common stock of the Company beneficially owned by (i) each person known by the Company to beneficially own 5% of the Company’s outstanding common stock, (ii) each executive officer named in the Summary Compensation Table under the heading “Compensation of Executive Officers” on page 8, (iii) each director and (iv) all directors and executive officers of the Company as a group, on the basis of information supplied to the Company.

Name and Address	Number of Shares of Common Stock Beneficially Owned(5)	Percent of Common Stock
Capital Group International, Inc.(1)	6,178,260	10.1%
FMR Corp.(2)	4,818,721	7.9
Mellon Financial Corporation(3)	3,906,059	6.4
Putnam, LLC d/b/a Putnam Investments(4)	2,755,650	4.5
Roger W. Blethen	1,275,336	2.0
David G. Tacelli	488,853	*
Mark J. Gallenberger	342,282	*
David Brown	83,821	*
Robert J. Boehlke	131,500	*
Samuel Rubinovitz	109,500	*
Roger J. Maggs	105,875	*
Robert E. Moore	77,875	*
Stephen M. Jennings	67,850	*
Mark S. Ain	45,475	*
Richard S. Hill	41,875	*
All directors and executive officers as a group (11 persons)	2,790,242	4.4%

* Less than 1%

(1)	The address for Capital Group International, Inc. is 1110 Santa Monica Boulevard, Los Angeles, California 90025. Pursuant to a Schedule 13G/A filed on January 9, 2004 with the Securities and Exchange Commission (the “SEC”), Capital Group International, Inc. reported that, as of December 31, 2003, it had sole voting power over 4,145,120 shares, sole dispositive power over 6,178,260 shares and it has disclaimed beneficial ownership over 6,178,260 shares. Includes 6,026,460 shares deemed to be beneficially owned by Capital Guardian Trust Company.

(2)	The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. Pursuant to a Schedule 13G/A filed with the SEC on February 16, 2004, FMR Corp. reported that, as of December 31, 2003, it had sole voting power over 545,104 shares and sole dispositive power over 4,018,721 shares.

(3)	The address for Mellon Financial Corporation is One Mellon Center, Pittsburgh, Pennsylvania 15258. Share ownership was provided by Mellon Financial Corporation as of September 30, 2004.

(4)	The address for Putnam LLC is One Post Office Square, Boston, Massachusetts 02109. Pursuant to a Schedule 13G/A filed on February 9, 2004, Putnam LLC reported that, as of December 31, 2003, it had shared voting power (with the affiliates reported in such schedule) over 439,750 shares and shared dispositive power (with the affiliates reported in such schedule) over 2,755,650 shares.

(5)	Shares owned by Messrs. Blethen, Tacelli, Gallenberger, Brown, Boehlke, Rubinovitz, Maggs, Moore, Jennings, Ain, Hill and by all executive officers and directors as a group include 1,196,381 shares, 482,676 shares, 329,000 shares, 82,688 shares, 101,500 shares, 87,500 shares, 105,875 shares, 57,875 shares, 61,100 shares, 41,875 shares, 41,875 shares and 2,608,345 shares, respectively, under options which are presently exercisable or become so within sixty days of October 15, 2004.

ITEM 1. ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The current Class III Directors are Mr. Mark S. Ain and Mr. Samuel Rubinovitz. The present term of office for the Class III Directors expires at the 2004 Annual Meeting. The nominees for election as Class III Directors are Messrs. Ain and Rubinovitz. If re-elected, the Class III nominees will hold office until the Annual Meeting of Stockholders to be held in the year 2007.

Unless a proxy is marked to withhold authority for the election of any or all of the nominees for Class III Directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of both of the nominees for Class III Directors. If the proxy indicates that the stockholder wishes to withhold a vote from a Class III Director nominee, such instructions will be followed by the persons named in the proxy. Management has no reason to believe that either of the nominees will be unable to serve. In the event that a nominee should not be available, the persons named in the proxies will vote for the other nominees and may vote for a substitute for such nominee.

Set forth below is information for each of the nominees for Class III Directors to be elected at the 2004 Annual Meeting, and for each of the Class I Directors and Class II Directors who will continue to serve until the Annual Meetings of the Stockholders to be held in 2005 and 2006, respectively.

Nominees to Serve a Three-Year Term Expiring at the 2007 Annual Meeting (Class III Directors)

Name	Business Affiliations
Mark S. Ain	Mr. Ain, age 61, was elected a Director of the Company in September 2001. Since founding Kronos Incorporated in 1977, Mr. Ain has held the position of Chairman and Chief Executive Officer. From 1974 to 1977, Mr. Ain was a consultant, specifically in strategic planning, product development, market research, and organizational development. Prior to that, he was employed by Digital Equipment Corporation both in product development and as Sales Training Director. Mr. Ain serves as a director of Kronos Incorporated, Park Electrochemical Corporation and KVH Industries, Inc.

Samuel Rubinovitz	Mr. Rubinovitz, age 74, was elected a Director of the Company in 1994 and served as Chairman of the Board from December 1997 to 2001. He was Executive Vice President of EG&G, Inc., responsible for the aerospace, optoelectronics and instrument product groups from 1989 until his retirement in 1994. He is a director of Richardson Electronics, Ltd. and Kronos Incorporated.

Directors Serving a Three-Year Term Expiring at the 2005 Annual Meeting (Class I Directors)

Name	Business Affiliations
Richard S. Hill	Mr. Hill, age 52, was elected a Director of the Company in October 2001. Mr. Hill is currently Chief Executive Officer of Novellus Systems, Inc., a position he has held since 1993. He has also been Chairman of the Board of Directors of Novellus since 1996. Between 1981 and 1993, Mr. Hill was employed by Tektronix, Inc., an electronics company, where he held a variety of management positions. Prior to joining Tektronix, Mr. Hill held engineering management positions at General Electric, Motorola and Hughes Aircraft Company. Mr. Hill serves as a director of Novellus Systems, Inc. and Agere Systems Inc.

Stephen M. Jennings	Mr. Jennings, age 43, was elected a Director of the Company in 1997. Mr. Jennings has been a Director of Monitor Company, a strategy consulting firm, since 1996. From 1988 to 1996, he was a consultant to that company. Mr. Jennings is a director of Aspen Technology, Inc.

Name	Business Affiliations
Robert E. Moore	Mr. Moore, age 66, has been a Director of the Company since 1989. Mr. Moore was Chief Executive Officer and Chairman of Reliable Power Meters, Inc., a company that manufactures and sells power measurement instruments, from the time he founded it in 1992 until April 2002 when it was purchased by Fluke Corporation. From April 2002 until September 2003, he was acting President of that company. He also was a founder of Basic Measuring Instruments, Inc., which manufactures and sells power measurement instruments. He served as a director of that company from 1982 until 1990 and as a Senior Vice President responsible for marketing and sales from 1985 until 1990.

Directors Serving a Three-Year Term Expiring at the 2006 Annual Meeting (Class II Directors)

Name	Business Affiliations
Roger W. Blethen	Mr. Blethen, age 53, has been a Director since 1980 and was appointed Chairman of the Board in December 2001. Mr. Blethen was appointed Chief Executive Officer of the Company in September 1996. Mr. Blethen was a President of the Company from 1994 to 1996 and a Senior Vice President of the Company from 1985 until 1994. Mr. Blethen was a founder of the Company and served in a number of senior management positions with the Company since its formation in 1976.

Robert J. Boehlke	Mr. Boehlke, age 63, was elected a Director of the Company in 1997. Mr. Boehlke was Executive Vice President and Chief Financial Officer of KLA-Tencor Corporation, a position he held from 1990 until his retirement in 2000. Between 1983 and 1990, he held a variety of management positions with that company. Prior to his employment by KLA-Tencor, Mr. Boehlke was a partner at the investment banking firm of Kidder, Peabody & Company, Inc. from 1971 until 1983. Mr. Boehlke is a director of MEMC Electronic Materials, Inc.

Roger J. Maggs	Mr. Maggs, age 58, was elected a Director of the Company in 1994. Mr. Maggs is currently a partner at Celtic House Investment Partners, a private investment firm. Mr. Maggs was a Vice President of Alcan Aluminum Limited from 1986 until 1994.

Recommended Vote

The affirmative vote of the holders of a plurality of the Company’s outstanding common stock present in person or by proxy and voting at the 2004 Annual Meeting is required to elect the Class III Directors. The Board of Directors recommends you vote “FOR” the election of its nominees for Class III Directors.

Compensation of Directors

Directors who are not employees of the Company receive a retainer of $20,000 per year, payable on a quarterly basis, a fee of $2,000 for each directors’ meeting attended and a fee of $1,000 for attendance at each meeting of a committee approved by the Board of Directors. The Audit Committee chairman and the Compensation Committee chairman, however, receive $3,000 and $2,000, respectively, for their services as chairman at each such committee meeting attended. Directors are also reimbursed for travel expenses for attending meetings. In addition, directors who are not employees of the Company receive an option to purchase 20,000 shares on the date first elected to the Board, 8,000 additional shares in each year served as a member of the Board, 3,000 additional shares in each year served as chairman of a committee of the Board and 1,500 additional shares in each year served as a member of a committee of the Board. All of such options have an exercise price equal to the fair market value of the Company’s common stock on the date of grant. Employee directors receive no separate, additional compensation or options for their services as directors.

As discussed under “Item 2. Proposal to Approve the LTX Corporation 2004 Stock Plan,” if the stockholders approve Item 2, non-employee directors will receive automatic grants of options under the 2004 Stock Plan.

Board of Directors’ Meetings and Committees

The Board of Directors of the Company held five meetings during the fiscal year ended July 31, 2004, and took other actions by unanimous consent of the Board of Directors. All directors attended at least 75% of the meetings of the Board and of the committees of the Board on which they respectively served.

The Board has a standing Compensation Committee which meets periodically and met four times during the fiscal year ended July 31, 2004. The Compensation Committee determines the compensation of all executive officers of the Company and recommends the compensation policies for other officers and employees. The members of the Compensation Committee are Messrs. Ain, Jennings and Rubinovitz. The Board has a standing Audit Committee which meets periodically and met ten times during the fiscal year ended July 31, 2004. The Audit Committee assists the Board of Directors’ oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of the Company’s independent registered public accounting firm. The members of the Audit Committee are Messrs. Boehlke, Hill and Maggs. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement. Mr. Boehlke is an “audit committee financial expert” as defined by the SEC’s rules. The Board has a standing Strategic Planning Committee which meets periodically and met four times during the fiscal year ended July 31, 2004. The Strategic Planning Committee is responsible for developing and reviewing long-term strategic plans for the Company. The members of the Strategic Planning Committee are Messrs. Ain, Blethen, Boehlke, Hill, Jennings, Maggs, Moore and Rubinovitz. The Board has a standing Corporate Governance and Nominating Committee which meets periodically and met once during the fiscal year ended July 31, 2004. The Corporate Governance and Nominating Committee is responsible for overseeing corporate governance principles applicable to the Company, recommending to the Board of Directors the persons to be nominated for election as directors and determining the membership of Board committees. The members of the Corporate Governance and Nominating Committee are Messrs. Ain, Boehlke, Hill, Jennings, Maggs, Moore and Rubinovitz. A copy of the Corporate Governance and Nominating Committee Charter is included as Appendix B to this Proxy Statement.

The Board of Directors has determined that each member of the Audit, Compensation and Corporate Governance and Nominating Committees is independent as defined under the new rules of the Nasdaq Stock Market that became applicable to the Company on October 31, 2004, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 of the Securities Exchange Act of 1934. In addition, all of the members of the Audit Committee are independent as defined by the rules of the Nasdaq Stock Market that applied to the Company prior to October 31, 2004 and otherwise satisfy NASDAQ’s eligibility requirements for Audit Committee membership.

Under NASDAQ rules that became applicable to the Company on October 31, 2004, a director of the Company will only qualify as an “independent director” if, in the opinion of the Company’s Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board of Directors has determined that none of Mark S. Ain, Robert J. Boehlke, Richard S. Hill, Stephen M. Jennings, Roger J. Maggs, Robert E. Moore or Samuel Rubinovitz has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the rules of the Nasdaq Stock Market.

Director Candidates

The process followed by the Corporate Governance and Nominating Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidate by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Corporate Governance and Nominating Committee applies criteria it deems appropriate for the Board. These criteria may include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interest of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to: Corporate Governance and Nominating Committee, c/o Clerk, LTX Corporation, 50 Rosemont Road, Westwood, Massachusetts 02090. Stockholders also have the right to directly nominate director candidates, without any action by the Corporate Governance and Nominating Committee or the Board by submitting a written notice to the Clerk of LTX at the same address in accordance with the procedures set forth in the Company’s By-laws. These procedures are described in the section of this Proxy Statement entitled “Stockholder Proposals”.

Director Attendance at Annual Meetings

The Company’s policy is to encourage the Board of Directors to attend annual meetings. Five directors attended the 2003 Annual Meeting.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Company’s Clerk, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Corporate Governance and Nominating Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors, c/o Clerk, LTX Corporation, 50 Rosemont Road, Westwood, Massachusetts 02090.

Executive Officers of the Company

The executive officers of the Company, as of October 15, 2004, are as follows:

Executive Officer	Age	Position
Roger W. Blethen	53	Chairman of the Board and Chief Executive Officer
David G. Tacelli	45	President and Chief Operating Officer
Mark J. Gallenberger	40	Vice President, Chief Financial Officer and Treasurer
David Brown	46	Vice President, Worldwide Sales

Executive officers are appointed by and serve at the discretion of the Board of Directors of the Company.

Roger W. Blethen was appointed Chief Executive Officer of the Company in September 1996 and Chairman of the Board in December 2001. Mr. Blethen has been a Director of the Company since 1980. Mr. Blethen was a President of the Company from 1994 to 1996 and a Senior Vice President of the Company from 1985 until 1994. Mr. Blethen was a founder of LTX and has served in a number of senior management positions with the Company since its formation in 1976.

David G. Tacelli was appointed President and Chief Operating Officer in May 2002. Prior to that, he was Executive Vice President from December 1999 to May 2002. He was Chief Financial Officer and Treasurer from December 1998 to October 2000. Prior to that, Mr. Tacelli was Vice President, Operations from 1996 to 1998. Mr. Tacelli’s previous responsibilities at LTX included Director of Manufacturing of the Mixed Signal Division, a position he held from 1994 to 1996. From 1992 to 1994, he was Director of Customer Service. He served as Controller and Business Manager for Operations from 1990 to 1992 and was Controller for Sales and Support from 1989 to 1990. Prior to joining LTX, Mr. Tacelli was employed by Texas Instruments for seven years in various management positions.

Mark J. Gallenberger was appointed Vice President, Chief Financial Officer and Treasurer in October 2000. Prior to joining LTX, Mr. Gallenberger was a Vice President with Ernst & Young’s consulting practice. During his six years with Ernst & Young, Mr. Gallenberger established the Deals & Acquisitions Group, where he was involved in numerous domestic and international strategic acquisitions, joint ventures, alliances and equity investments. Mr. Gallenberger holds an MBA from Northwestern University’s Kellogg Graduate School of Management and a Bachelor of Science degree in electrical engineering from Rochester Institute of Technology. Prior to joining Ernst & Young, Mr. Gallenberger served in several technical and management positions within Digital Equipment Corporation’s semiconductor products group.

David Brown was appointed Vice President, Worldwide Sales in March 2002. From March 2000 to March 2002, he served as Vice President, Europe and Asia Sales based in Singapore and from June 1998 to March 2000, he was General Manager, LTX Europe. Prior to that, Mr. Brown was responsible for European Sales from 1995 to 1998 and marketing in Europe and Asia from 1990 to 1995. From 1983 to 1990, Mr. Brown served in various sales, marketing and engineering positions with LTX.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information with respect to the annual and long term compensation of the Company’s Chief Executive Officer and the other executive officers of the Company who were serving as executive officers at the end of fiscal 2004 (such executive officers are sometimes collectively referred to herein as the “named executive officers”):

		Annual Compensation					Long Term Compensation
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(4)	Options Granted(#)	All Other Compensation(5)
Roger W. Blethen	2004	$450,000		$474,000		—	200,000	$1,609
Chairman of the Board	2003	450,000	(1)	0		—	243,500	1,344
and Chief Executive Officer	2002	450,000	(1)	0		—	300,000	1,344

David G. Tacelli	2004	300,000	(1)	226,000		—	135,000	403
President and Chief	2003	300,000	(1)	0		—	159,150	363
Operating Officer	2002	300,000	(1)	0		—	125,000	363

Mark J. Gallenberger	2004	300,000	(1)	130,000		—	90,000	311
Vice President, Chief	2003	300,000	(1)	0		—	106,500	311
Financial Officer and	2002	300,000	(1)	0		—	100,000	300
Treasurer

David Brown	2004	170,300		207,808	(3)	—	25,000	—
Vice President,	2003	170,300		171,569	(3)	—	25,000	—
Worldwide Sales(2)	2002	140,000		95,858	(3)	—	20,000	—

(1)	For fiscal year 2004, of the amounts reported above for salary, Mr. Tacelli and Mr. Gallenberger deferred salary of $38,750 and $138,170, respectively, pursuant to a deferred compensation plan. For fiscal year 2003, of the amounts above reported for salary, Mr. Blethen, Mr. Tacelli and Mr. Gallenberger deferred salary of $150,000, $42,500 and $90,000, respectively, pursuant to a deferred compensation plan. For fiscal year 2002, of the amounts above reported for salary, Mr. Blethen, Mr. Tacelli and Mr. Gallenberger deferred salary of $185,625, $35,000 and $71,250, respectively, pursuant to a deferred compensation plan.

(2)	Mr. Brown was appointed Vice President, Worldwide Sales in March 2002.

(3)	Mr. Brown’s bonus for each of fiscal years 2004, 2003 and 2002 consisted of incentive compensation under the Company’s sales commission plan.

(4)	Amounts shown under “Other Annual Compensation” column exclude perquisites if the aggregate amount of the named executive officer’s perquisites was less than the lesser of $50,000 or 10% of such officer’s salary plus bonus.

(5)	Amounts shown under “All Other Compensation” column represent taxable amounts in respect of life insurance.

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding options granted during the fiscal year ended July 31, 2004 by the Company to each of the named executive officers:

	Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(B)
Name	Options Granted(A)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	5%	10%
Roger W. Blethen	200,000	11.74%	$13.83	9/18/2013	$1,740,000	$4,408,000
David G. Tacelli	135,000	7.92	13.83	9/18/2013	1,174,500	2,975,400
Mark J. Gallenberger	90,000	5.28	13.83	9/18/2013	783,000	1,983,600
David Brown	25,000	1.47	13.83	9/18/2013	217,500	551,000

(A)	These options become exercisable in four installments of twenty-five percent commencing one year from the grant date.

(B)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% to 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock appreciation exercises will depend on the future performance of the common stock and the date on which the options are exercised.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth the aggregate dollar value of all options exercised during the fiscal year ended July 31, 2004 and the total number of unexercised options held on July 31, 2004, by each of the named executive officers:

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(A)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Roger W. Blethen	360,000	$3,726,175	937,631	655,000	$69,185	$442,450
David G. Tacelli	25,000	275,500	335,176	355,000	29,448	153,000
Mark J. Gallenberger	—	—	212,750	258,750	42,840	102,000
David Brown	2,500	32,769	60,188	58,750	26,920	25,500

(A)	The closing price for the Company’s common stock as reported by the Nasdaq National Market on July 30, 2004, the last business day of fiscal 2004, was $8.05. Value is calculated on the basis of the difference between the option exercise price and $8.05 multiplied by the number of shares of common stock underlying the option.

Defined Benefit Plan

One named executive officer, David Brown, participates in the LTX Europe Limited Life Assurance and Pension Plan, a United Kingdom deferred benefit plan (the “UK Plan”). The UK Plan was established for the purpose of providing a lifetime annual income upon retirement to substantially all employees in the United Kingdom, although the ability to participate in the plan was terminated in December 2001. As of July 31, 2004, a total of 16 employees participated in the UK Plan. The UK Plan provides for the payment of a pension at age 65 calculated by using a formula equal to the number of years of service divided by 60, multiplied by the greater of final pensionable earnings, or an average of the highest three consecutive years of pensionable earnings in the last 10 years. The benefits since December 1999 have been subject to an annual cap published by the UK Inland Revenue. Under the UK Plan, pension benefits become fully vested after two full years of pensionable service.

Benefits are payable in the form of an annuity either at normal retirement age or at a reduced rate upon early retirement. The UK Plan also provides for the payment of certain benefits to a surviving spouse provided that death occurs in service. Amounts payable under the UK Plan are taxable as ordinary income and are subject to other applicable deductions. Mr. Brown is credited with 20 years of service under the UK Plan. Accordingly, if Mr. Brown had elected to retire this year, having reached the defined plan retirement age, and applying the currently published cap, he would be eligible to receive a maximum benefit under the plan equal to approximately £33,333 annually.

Employment Contracts and Change in Control Arrangements

The Company has entered into change of control employment agreements with each of the named executive officers and with six other officers. The change of control employment agreements have three year terms, which terms extend for one year upon each anniversary unless a notice not to extend is given by the Company. If a Change of Control (as defined in the agreements) occurs during the term of an agreement, then the agreements become operative for a fixed three year period. The agreements provide generally that the executive’s terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the three year period after a Change of Control of the Company. If the Company terminates the executive’s employment (other than for cause, death or disability) or if the executive terminates for good reason during such three year period or for any reason during the 30 day period following the first anniversary of the Change of Control (or upon certain terminations prior to a Change of Control or in connection with or in anticipation of a Change of Control), the executive is generally entitled to receive (i) three times in the case of the Chief Executive Officer, and two times in the case of the other officers (a) the executive’s annual base salary plus (b) the executive’s annual bonus amount (as defined in the agreement), (ii) accrued but unpaid compensation for the period before the date of termination, (iii) continued welfare benefits for three years in the case of the Chief Executive Officer and for two years in the case of the other officers, and (iv) outplacement services. In addition, the executive is entitled to receive an additional payment, if any, in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended.

Options granted to the named executive officers contain provisions pursuant to which, under certain circumstances, they become fully vested and immediately exercisable upon a “change of control event” as defined in such options.

Code of Ethics

The Company has adopted a code of ethics that applies to all directors and employees, including its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. The text of the code of ethics is posted on the Company’s website at www.ltx.com. The Company intends to post on its website all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code.

EQUITY COMPENSATION PLANS

The following table shows information relating to the Company’s equity compensation plans as of July 31, 2004:

	Equity Compensation Plan Information			Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise Price of outstanding options, warrants and rights

Equity compensation plans approved by security holders	8,962,019	*	$11.51	991,432	**
Equity compensation plans not approved by security holders	0		0	0

Total	8,962,019	*	$11.51	991,432	**

* Excludes an aggregate of 73,298 shares issuable upon exercise of outstanding options assumed by the Company in connection with an acquisition. The weighted average exercise price of the excluded options is $0.8488.

** Excludes 1,050,140 shares available for issuance under an employee stock purchase plan which is intended to qualify as such under Section 423 of the Internal Revenue Code.

As of October 12, 2004, there were 9,889,676 shares subject to issuance upon exercise of outstanding options or awards under all of the Company’s equity compensation plans at a weighted average exercise price of $10.84 and a weighted average remaining life of 8.49 years. As of October 12, 2004, there were 133,507 shares available for future issuance under those plans. The 9,889,676 shares subject to issuance upon exercise of outstanding options or awards includes 8,523,754 options to purchase common stock outstanding under the Company’s 1999 Stock Plan and 2001 Stock Plan and 1,365,922 shares subject to issuance upon exercise of outstanding options or awards under the Company’s other equity compensation plans. The 133,507 shares available for future issuance under the equity compensation plans includes 118,950 shares available for future issuance under the Company’s 1999 Stock Plan and 2001 Stock Plan and 14,557 shares available for future issuance under the 1995 LTX (Europe) Ltd. Approved Stock Option Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors consists of three directors who are not employees of the Company. The Committee met four times during the fiscal year ended July 31, 2004. The Compensation Committee is responsible for establishing compensation policies with respect to all executive officers of the Company and determining on an annual basis the compensation of these individuals.

The Compensation Committee has identified three principal goals for its work on behalf of the Company:

1.	Insure appropriate linkage between executive compensation and creation of stockholder value.

2.	Insure that the total compensation program can attract, motivate and retain executives with outstanding abilities.

3.	Determine the competitiveness of current cash and equity incentive opportunities.

In order to fulfill these goals, the Committee has reviewed various salary surveys conducted by consultants as well as proxy statements from a peer group identified by the Committee consisting of more than twenty other public semiconductor equipment companies that have annual revenues of between $200 and $800 million. The Committee believes that setting base salaries at the 50th percentile and incentive cash compensation at the 70th percentile of compensation paid at the peer group is appropriate to advance the goals identified by the Committee.

Executive Bonus Plan

The Compensation Committee adopted an Executive Bonus Plan for fiscal 2004 after reviewing the Company’s business and financial position entering the year and the business plan for the year. The Executive Bonus Plan provides for an annual cash bonus based upon net income goals set at the beginning of the year, as well as upon the achievement of individual goals. Specific participation percentages for each executive officer were established with reference to the officer’s area and scope of responsibility within the Company.

The cash bonus payable to executive officers under the Plan is calculated based on a formula. The formula provides that 40% of the assigned target incentive compensation amount can be earned through performance of individual goals and that the remaining portion of the cash bonus is calculated as a percentage of net income based on each officer’s specific participation percentage. In addition, the total cash bonus payable based on net income achieved is subject to a maximum amount not to exceed 3.5 times 60% of the target incentive compensation amount. The Vice President of Worldwide Sales receives incentive compensation under the Company’s sales commission plan and does not participate in the Executive Bonus Plan.

Chief Executive Officer’s Compensation

The Compensation Committee subjectively determined that it was appropriate to maintain Mr. Blethen’s base salary at the level set by the Committee since fiscal year 1998, and that any additional increase in total compensation should be derived from Mr. Blethen’s participation in the Executive Bonus Plan and from stock options. The decisions made with respect to the fiscal 2004 compensation of the Chief Executive Officer were intended to continue the Company’s philosophy of aligning the interests of the Chief Executive Officer with the interests of the Company and its stockholders. The fiscal 2004 cash bonus paid to the Chief Executive Officer was earned based upon the Company’s achievement of financial performance targets and individual goals achieved during the year.

Compensation of Other Executive Officers

The Committee set base salaries of each of the executive officers with reference to both the base salary of the Chief Executive Officer and the salaries of officers with comparable responsibilities in comparable companies.

The Committee determined the appropriate portion of each other executive officer’s total potential cash compensation to be contingent upon performance and payable under the Executive Bonus Plan which was in effect for fiscal 2004. The fiscal 2004 cash bonus paid to the President and Chief Financial Officer was earned based upon the Company’s achievement of financial performance targets and individual goals achieved during the year. The Vice President of Worldwide Sales was paid commissions for sales made in fiscal 2004.

Equity Arrangements

The Company maintains several stock option plans and an employee stock purchase plan. Each executive officer is eligible for stock option grants under one of the stock option plans. In determining the size of grants to be made to executive officers, the Committee seeks to implement its stated goal that there be appropriate linkage between executive compensation and the creation of stockholder value. If executive officers are able to increase the market capitalization of the Company, their stock options will achieve significant value and the stockholders will benefit generally. There is no fixed ratio between Company performance and size of grants or between base salary and size of grants.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation’s executive officers. The Committee believes that any compensation deemed paid to an executive officer when he or she exercises an outstanding option granted under the stock option plans with an exercise price equal to the fair market value of the option share on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Otherwise, it is not expected that the compensation to be paid to the Company’s executive officers for fiscal 2005 will exceed the $1 million limit per officer.

Stephen M. Jennings

Mark S. Ain

Samuel Rubinovitz

Stock Performance Chart

The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company’s common stock during the five years ended July 31, 2004 with the total return on the Standard & Poor’s 500 Composite Index and the Standard & Poor’s High Technology Composite Index. The comparison assumes $100 was invested on July 31, 1999 in the Company’s common stock and in each of the foregoing indices and assumes reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG LTX CORPORATION, THE S & P 500 INDEX

AND THE S & P INFORMATION TECHNOLOGY INDEX

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company’s directors and certain of its officers and persons holding more than ten percent of the Company’s common stock are required to report their ownership of the common stock and any changes in such ownership to the Securities and Exchange Commission and the Company. Based on the Company’s review of copies of such reports, no untimely reports were made during the fiscal year ended July 31, 2004.

ITEM 2. PROPOSAL TO APPROVE THE LTX CORPORATION

2004 STOCK PLAN

In October 2004, the Board of Directors of the Company adopted, subject to stockholder approval, the 2004 Stock Plan (the “2004 Plan”). Up to 4,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2004 Plan. In addition, any unissued shares of common stock and any unused shares of common stock as a result of termination, surrender, cancellation or forfeiture of options under the Company’s 2001 Stock Plan and the Company’s 1999 Stock Plan (together, the “Existing Plans”) will be made available under the 2004 Plan.

The 2004 Plan is intended to replace the Existing Plans. As of October 12, 2004, an aggregate of 8,523,754 options to purchase shares of common stock were outstanding under the Existing Plans and an additional aggregate of 118,950 shares were reserved for future option grants under the Existing Plans. If the 2004 Plan is approved, no additional option grants will be made under either of the Existing Plans.

The following is a summary of the 2004 Plan, but is qualified in its entirety by reference to the 2004 Plan, a copy of which is included as Appendix C to this Proxy Statement.

Types of Awards

The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights (collectively, “Awards”).

Incentive Stock Options and Nonstatutory Stock Options.  Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the exceptions described below, options must be granted at an exercise price which is at least equal to the fair market value of the common stock on the date of grant. Under present law, however, incentive stock options may not be granted at an exercise price less than 110% of the fair market value of the common stock on the date of grant in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. Options may not be granted for a term in excess of ten years. The 2004 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of common stock, (iii) any other lawful means, or (iv) any combination of these forms of payment.

Restricted Stock Awards.  Restricted Stock Awards entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Other Stock-Based Awards.  Under the 2004 Plan, the Board of Directors has the right to grant other Awards based upon the common stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of the Company and its subsidiaries and of other business ventures in which the Company has a significant interest are eligible to be granted Awards under the 2004 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2004 Plan may not exceed 500,000 shares per fiscal year of the Company.

Plan Benefits

The granting of Awards under the 2004 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. The 2004 Plan provides for automatic grants of options to directors. The Company would grant a director who is not an employee of the Company or any of its subsidiaries an option to purchase 20,000 shares of common stock on the date he commences service as a director. Thereafter, at each subsequent annual meeting of stockholders, the Company would grant each non-employee member of the Board serving as a director both immediately prior to and immediately after such annual meeting an option to purchase 8,000 shares of common stock, plus an option to purchase 3,000 shares of common stock for each committee on which he serves as chairman and an option to purchase 1,500 shares of common stock for each committee on which he serves as other than chairman. Such options would have an exercise price equal to the fair market value on the date of grant, would vest as to 20% of the number of shares on the first anniversary of the date of grant, as to additional 35% of the number of shares on the second anniversary of the date of grant, and as to the remaining 45% of the number of shares on the third anniversary of the date of grant. Such options would become immediately exercisable in the event that a director standing for re-election is not re-elected or upon the retirement of a participant from the Board. The Board may from time to time increase or decrease the number of shares that will automatically be granted, make additional grants, decline to make a grant, or provide for different terms or conditions.

On October 15, 2004, the closing price of the Company Common Stock on the Nasdaq National Market was $5.25.

Administration

The 2004 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board of Directors may delegate authority under the 2004 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the 2004 Plan, including the granting of options to executive officers and newly hired employees.

Subject to any applicable limitations contained in the 2004 Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of common stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

The Board of Directors is required to make appropriate adjustments in connection with the 2004 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the common stock of the Company for cash, securities or other property pursuant to a share exchange transaction. Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

The 2004 Plan also contains provisions addressing the consequences of a Change in Control Event, as defined in the Plan. Upon a Change in Control Event, unless otherwise provided in an applicable Award, all of the shares shall continue to vest in accordance with the original vesting schedule under the Award, provided that if the participant’s employment or other relationship is terminated by the Company without Cause (as defined in the 2004 Plan) prior to the twelve-month anniversary of the Change in Control Event, any remaining unvested shares under the option or restricted stock Award shall become immediately vested or exercisable.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 2004 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Amendment or Termination

No Award may be made under the 2004 Plan after October 29, 2014, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders.

If Stockholders do not approve the adoption of the 2004 Plan, the 2004 Plan will not go into effect, and the Company will not grant any Awards under the 2004 Plan. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2004 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, whether or not there is any ability to defer the recognition of compensation income under the Award, and the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Recommended Vote

An affirmative vote of a majority of the Company’s common stock present in person or by proxy and voting at the 2004 Annual Meeting is necessary to approve the 2004 Stock Plan. The Board of Directors recommends that you vote “FOR” this proposal.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Relationship with Independent Public Accountants

Ernst & Young LLP has been selected by the Board of Directors as the independent registered public accounting firm to audit the financial statements of the Company for the 2005 fiscal year. Representatives of Ernst & Young LLP are expected to be at the 2004 Annual Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Fiscal 2004 Audit Firm Fee Summary

During fiscal 2004, the Company retained Ernst & Young LLP to provide services in the following categories and amounts:

Audit Fees

The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of LTX’s annual financial statements for the fiscal years ended July 31, 2004 and 2003 and for the review of the financial statements included in LTX’s Quarterly Reports on Form 10-Q for those fiscal years, and registration statements and acquisition accounting consultations, were $308,925 and $223,785, respectively.

Audit Related Fees

The aggregate fees billed by Ernst & Young LLP for audit related services in the fiscal year ended July 31, 2004 was $39,620 and related to internal controls compliance under the Sarbanes-Oxley Act. There were no fees billed by Ernst & Young LLP for audit related services in the fiscal year ended July 31, 2003.

Tax Fees

The aggregate fees billed by Ernst & Young LLP for tax services in the fiscal years ended July 31, 2004 and 2003 were $89,300 and $203,128, respectively, consisting of tax planning consultations and tax return compliance and preparation.

All Other Fees

There were no fees billed by Ernst & Young LLP for services other than those described above for the fiscal years ended July 31, 2004 and 2003.

All of the above services provided by Ernst & Young were approved by the Audit Committee. All of the work performed by Ernst & Young was performed by Ernst & Young’s full-time, permanent employees.

LTX’s Audit Committee has determined that the services provided by Ernst & Young LLP as set forth herein are compatible with maintaining Ernst & Young’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the Chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent registered public accounting firm. Any approval of services pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Audit Committee Report

The Audit Committee of the Board of Directors consists of Robert J. Boehlke, Richard S. Hill and Roger J. Maggs. The Board has determined that at least one if its members, Mr. Boehlke, is an “audit committee financial expert” as defined by the SEC’s rules. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities to its stockholders and to the investment community. All members of the Audit Committee are “independent” under Rule 4200(a)(15) of the NASD listing standards. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2004 with the Company’s management and Ernst & Young LLP. The Audit Committee also discussed with Ernst & Young LLP matters required to be discussed by AICPA SAS 61 and SEC regulations.

In addition, the Audit Committee discussed with the independent registered public accounting firm the firm’s independence from management and the Company, including the matters in the written disclosures required by the Independent Standards Board, and considered the compatibility of non-audit services with the firm’s independence. The Audit Committee believes that the non-audit services are compatible with such independence.

The Audit Committee also discussed with the independent registered public accounting firm the overall quality of the Company’s financial reporting and their evaluation of the Company’s internal control systems.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2004 for filing with the Securities and Exchange Commission.

Robert J. Boehlke

Richard S. Hill

Roger J. Maggs

STOCKHOLDER PROPOSALS

Stockholder proposals to be submitted for vote at the 2005 Annual Meeting pursuant to Rule 14a-8 promulgated under the Exchange Act must be delivered to the Company on or before July 8, 2005. In order to minimize controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested. If a proponent fails to notify the Company by September 21, 2005 of a non-Rule 14a-8 shareholder proposal which such proponent intends to submit at the Company’s 2005 Annual Meeting, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote on such matter.

The Company’s By-laws set forth the procedures a stockholder must follow to nominate a director or to bring other business before a stockholder meeting. Stockholders who wish to nominate a candidate for director at the 2005 Annual Meeting must provide at least sixty days’ advance written notice to the Clerk of the Company, together with such information concerning the identity, background and experience of the nominee as the Board of Directors may require, along with any other information that may be required in a proxy statement soliciting proxies for the election of the nominee as a director of the Company.

OTHER MATTERS

As of this date, management knows of no business which may properly come before the 2004 Annual Meeting other than that stated in the Notice of Meeting accompanying this Proxy Statement. Under the Company’s By-laws, the deadline for stockholders to notify the Company of any proposals or director nominations to be presented at the 2004 Annual Meeting has passed. Should any other business arise, proxies given in the accompanying form will be voted in accordance with the discretion of the person or persons voting them.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in a household. The Company will promptly deliver a separate copy of either document to a stockholder if such stockholder calls or writes the Company at the following address or phone number: Investor Relations, LTX Corporation, 50 Rosemont Road, Westwood, Massachusetts 02090; or 781-461-1000. If a stockholder wants to receive separate copies of the annual report and proxy statement in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy for a household, such stockholder should contact his or her bank, broker, or other nominee record holder, or such stockholder may contact the Company at the above address or phone number.

ANNUAL REPORT ON FORM 10-K

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2004 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to Investor Relations, LTX Corporation, 50 Rosemont Road, Westwood, Massachusetts 02090.

JOSEPH A. HEDAL, Clerk

Appendix A

LTX CORPORATION

AUDIT COMMITTEE CHARTER

A.           Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of the Company’s independent registered public accounting firm.

B.          Structure and Membership

1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable rules of The NASDAQ Stock Market, each member of the Audit Committee shall be independent as defined by such rules.

3.	Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.          Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent registered public accounting firm, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent registered public accounting firm’s report.

Oversight of Independent Registered Public Accounting Firms

1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent registered public accounting firm.

2.	Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent registered public accounting firm. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent registered public accounting firm concerning any disclosed relationships or services that might impact the objectivity and independence of the firm.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent registered public accounting firm. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent registered public accounting firm established by the Audit Committee.

4.	Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal registered public accounting firm or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent registered public accounting firm; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.	Oversight. The independent registered public accounting firm shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent registered public accounting firm, including resolution of disagreements between Company management and the independent registered public accounting firm regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent registered public accounting firm regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; and

•	other material written communications between the independent registered public accounting firm and Company management.

Audited Financial Statements

6.	Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent registered public accounting firm the Company’s audited financial statements, including the matters about which AICPA Statements on Auditing Standards and SEC regulations require discussion.

7.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.	Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.	Independent Registered Public Accounting Firm’s Review of Interim Financial Statements. The Audit Committee shall direct the independent registered public accounting firm to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the independent registered public accounting firm’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent registered public accounting firm’s review of interim financial information.

Controls and Procedures

10.	Reports. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

11.	Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

13.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.          Procedures and Administration

1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent registered public accounting firm; and (ii) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

3.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

4.	Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

5.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

6.	Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Appendix B

LTX CORPORATION

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

CHARTER

1.          Purpose

The purpose of the Corporate Governance and Nominating Committee is to:

•	Oversee corporate governance principles applicable to the Company; and

•	Recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders and the membership of Board Committees.

2.          Structure and Membership

1.	Number. The Corporate Governance and Nominating Committee shall consist of such number of directors as the Board shall from time to time determine.

(a) Independence.  Except as otherwise permitted by the applicable rules of Nasdaq, each member of the Corporate Governance and Nominating Committee shall be an “independent director” as defined by such rules.

(b) Chair.  Unless the Board elects a Chair of the Corporate Governance and Nominating Committee, the Committee shall elect a Chair by majority vote.

(c) Compensation.  The compensation of Corporate Governance and Nominating Committee members shall be as determined by the Board.

(d) Selection and Removal.  Members of the Corporate Governance and Nominating Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Corporate Governance and Nominating Committee from such Committee, with or without cause.

3.          Authority and Responsibilities

General

The Corporate Governance and Nominating Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Corporate Governance

(a) Corporate Governance Review.  The Corporate Governance and Nominating Committee shall monitor corporate governance principles applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of the Company’s corporate governance and recommend any proposed changes to the Board for approval.

Board and Committee Membership

2.	Selection of Director Nominees. Except where the Company is legally required by contract, bylaws or otherwise to provide third parties with the ability to nominate directors, the Corporate Governance and Nominating Committee shall have responsibility for recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.

B-1

(b) Criteria for Selecting Directors.  The Committee shall be responsible for reviewing with the Board, from time to time as it deems appropriate, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

(c) Search Firms.  The Corporate Governance and Nominating Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

(d) Selection of Committee Members.  The Corporate Governance and Nominating Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

(e) Additional Powers.  The Corporate Governance and Nominating Committee shall have such other duties as may be delegated from time to time by the Board.

4.          Procedures and Administration

(a) Meetings.  The Corporate Governance and Nominating Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

(b) Subcommittees.  The Corporate Governance and Nominating Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

(c) Reports to the Board.  The Corporate Governance and Nominating Committee shall report regularly to the Board.

(d) Charter.  The Corporate Governance and Nominating Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

(e) Independent Advisors.  The Corporate Governance and Nominating Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

(f) Investigations.  The Corporate Governance and Nominating Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

December 10, 2003

B-2

Appendix C

LTX CORPORATION

2004 STOCK PLAN

1.            Purpose

The purpose of this 2004 Stock Plan (the “Plan”) of LTX Corporation, a Massachusetts corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.          Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.          Administration and Delegation

(a) Administration by Board of Directors.  The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.          Stock Available for Awards

(a) Number of Shares.  Subject to adjustment under Section 10, Awards may be made under the Plan for up to 4,000,000 shares of common stock, $.05 par value per share, of the Company (the “Common Stock”). In addition, any unissued shares of Common Stock and any unused shares of Common Stock as a result of termination, surrender, cancellation or forfeiture of options under the Company’s 2001 Stock Plan and the Company’s 1999 Stock Plan (together, the “Existing Plans”) will be available for grant under this Plan, subject, in the case of incentive stock options to any limits under the Internal Revenue Code. As of October 12, 2004, options to purchase 8,523,754 shares of Common Stock were outstanding under the Existing Plans and an additional 118,950 shares of Common Stock were reserved for future issuance. If this Plan is approved by the Company’s stockholders, no additional grants will be made under either of the Existing Plans.

If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Sub-limits.  Subject to adjustment under Section 10, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 500,000 per fiscal year of the Company. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

5.          Stock Options

(a) General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of LTX Corporation, any of LTX Corporation’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 11(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price.  The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement. The exercise price of an Option for a share of Common Stock shall not be less than fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”) of a share of Common Stock on the date of the grant of such Option.

(d) Duration of Options.  Each Option shall expire not later than 10 years from the date of grant and shall otherwise be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e) Exercise of Option.  Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f) Payment upon Exercise.  Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and by the Board, by payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Substitute Options.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

(h) Limitation on Repricing.  Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 10); and (2) the Board may not cancel any outstanding Option and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

6.          Director Options

(a) Initial Grant.  Upon the commencement of service on the Board by any individual who is not then an employee of the Company or any subsidiary of the Company, the Company shall grant to such person a Nonstatutory Stock Option to purchase 20,000 shares of Common Stock (subject to adjustment under Section 10).

(b) Annual Grant.  On the date of each annual meeting of stockholders of the Company, the Company shall grant to each member of the Board of Directors of the Company who is both serving as a director of the Company immediately prior to and immediately following such annual meeting and who is not then an employee of the Company or any of its subsidiaries, a Nonstatutory Stock Option to purchase 8,000 shares of Common Stock (subject to adjustment under Section 10).

(c) Committee Service Grant.  On the date on which the Board of Directors annually establishes the Committees of the Board, the Company shall grant to each member of the Board of Directors who is not an employee of the Company or any subsidiary of the Company, a Nonstatutory Stock Option to purchase 3,000 shares of Common Stock for each Committee on which the member serves as chairman and a Nonstatutory Stock Option to purchase 1,500 shares of Common Stock for each Committee on which the member serves other than as chairman.

(d) Terms of Director Options.  Options granted under this Section 6 shall (i) have an exercise price per share of Common Stock equal to the Fair Market Value of a share of Common Stock on the date of the grant of such Option, (ii) vest cumulatively as to 20% of the number of shares covered by the Option on the first anniversary of the date of grant, as to 35% of the number of shares covered by the Option on the second anniversary of the date of grant and as to 45% of the number of shares covered by the Option on the third anniversary of the date of grant, in each case provided that the individual is serving on the Board on such date, provided that no additional vesting shall take place after the Participant ceases to serve as a director and further provided that the Board may provide for accelerated vesting in the case of death or disability (iii) expire no later than 10 years from the date of grant and (iv) contain such other terms and conditions as the Board shall determine. Notwithstanding anything herein to the contrary, in the event that any Participant standing for re-election is not re-elected to the Board of Directors at any meeting or upon the retirement of a Participant from the Board of Directors, all of the Participant’s Options granted under this Section 6 shall become immediately exercisable.

(e) Board Discretion.  The Board retains the specific authority to from time to time increase or decrease the number of option shares granted under this Section 6, to make additional grants or decline to make a grant, or to provide that the terms and conditions of such grant shall differ from the terms and conditions set forth in Section 6(d) above.

7.          Stock Appreciation Rights

(a) General.  A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

(b) Grants.  Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards.  When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(2) Independent SARs.  A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Exercise.  Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

8.          Restricted Stock

(a) General.  The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b) Terms and Conditions.  The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Stock Certificates.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d) Deferred Delivery of Shares.  The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. The Board may also permit an exchange of unvested shares of Common Stock that have already been delivered to a Participant for an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify.

9.          Other Stock-Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

10.          Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option and each Option issuable under Section 6, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

(b) Reorganization and Change in Control Events.

(1) Definitions.

(a)	A “Reorganization Event” shall mean:

(i)	any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled;

(ii)	any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction; or

(iii)	any liquidation or dissolution of the Company.

(b)	A “Change in Control Event” shall mean:

(i)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”))(a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of stock (the “Outstanding Company Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 10; or

(ii)	Individuals who, as of the date of initial adoption of this Plan by the Board, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of initial adoption of this Plan by the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)

Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

(iv)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(c)	“Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(2) Effect on Options.

(a)

Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically otherwise provided in the instrument evidencing any Option or any other agreement between a Participant and the Company, the right to purchase shares subject to the assumed or substituted option shall continue to become vested in accordance with the original vesting schedule set forth in such Option, and such assumed or substituted options shall become immediately vested and exercisable in full if, on or prior to the 12 (twelve)-month anniversary of the date of the occurrence of the Reorganization Event, the Participant’s employment or other relationship with the Company or the acquiring or succeeding corporation is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following occurrence of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the occurrence of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the occurrence of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, or in the event of a liquidation or dissolution of the Company, the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the occurrence of such Reorganization Event, except to the extent exercised by the Participants before the occurrence of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon occurrence thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon occurrence of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(b)	Change in Control Event that is not a Reorganization Event. Upon the consummation of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the right to purchase shares subject to the Option shall continue to become vested in accordance with the original vesting schedule set forth in such Option; provided, however, that each such Option shall be immediately exercisable in full if, on or prior to the 12 (twelve)-month anniversary of the date of the occurrence of the Change in Control Event, the Participant’s employment or other relationship with the Company or the acquiring or succeeding corporation is terminated without Cause by the Company or the acquiring or succeeding corporation.

(3) Effect on Restricted Stock Awards.

(a)	Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

(b)

Change in Control Event.  Upon the consummation of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, shares shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award. In addition, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the 12 (twelve)-month anniversary of the date of the occurrence of the Change in Control Event, the Participant’s employment or other relationship with the Company or the acquiring or succeeding corporation is terminated without Cause by the Company or the acquiring or succeeding corporation.

(4) Effect on Stock Appreciation Rights and Other Stock Unit Awards.

The Board may specify in an Award at the time of the grant the effect of a Reorganization Event and Change in Control Event on any SAR and Other Stock Unit Award.

11.          General Provisions Applicable to Awards

(a) Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation.  Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion.  Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status.  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding.  Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. If specifically provided in the agreement evidencing an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f) Amendment of Award.  The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g) Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Conditions.

(1) This Section 11(i) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the “Section 162(m) Committee”).

(2) Notwithstanding any other provision of the Plan, if the Section 162(m) Committee determines, at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 11(i) is applicable to such Award.

(3) If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 11(i), then the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may vary by Participant and may be different for different Awards. Such performance goals shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

(4) Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 11(i), the Section 162(m) Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Section 162(m) Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

(5) The Section 162(m) Committee shall have the power to impose such other restrictions on Awards subject to this Section 11(i) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

12.          Miscellaneous

(a) No Right to Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued

employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights as Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c) Effective Date and Term of Plan.  The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company’s stockholders. No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Participants.  The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

DETACH HERE	ZLTXC2

PROXY

LTX CORPORATION

50 ROSEMONT ROAD

WESTWOOD, MASSACHUSETTS 02090

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints David G. Tacelli and Mark J. Gallenberger or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of common stock of LTX Corporation held of record by the undersigned on October 29, 2004, at the annual meeting of stockholders to be held on December 8, 2004, and any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR PROPOSALS 1 AND 2.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Director’s recommendations, just sign on the reverse side. You need not mark any boxes. However, you must sign and return this card to assure representation of your shares.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

LTX CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL							ZLTXC1

☒	Please mark votes as in this example.						#LTX

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM OF PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE. The Board of Directors recommends that stockholders vote for Proposals No. 1 and 2.

1.	To elect two members to the Board of Directors to serve for three-year terms as Class III Directors. Nominees: (01) Mark S. Ain, and (02) Samuel Rubinovitz

	FOR BOTH NOMINEES	☐	☐	WITHHELD FROM BOTH NOMINEES

☐
For both nominee(s) except as written above

				FOR	AGAINST	ABSTAIN
2.	To approve the LTX Corporation 2004 Stock Plan			☐	☐	☐

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature:	Date:	Signature:	Date: